                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       AMERICAN DISPOSAL SERVICES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                    [LOGO]


                                 May 22, 1998




Dear Stockholder:

It is my pleasure to invite you to the 1998 Annual Meeting of Stockholders of American Disposal Services, Inc. (the "Company") to be held on Tuesday, June 23, 1998, at 11:00 A.M., local time, at the offices of the Company, 745 McClintock Drive, Suite 230, Burr Ridge, Illinois 60521.

Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented at the meeting. Accordingly, you are urged to sign, date and return your proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States.

I sincerely hope you will be able to join us at the meeting. The officers and directors of the Company look forward to seeing you at that time.


                              Sincerely,

                              /s/ Richard De Young
                              Richard De Young
                              Chairman, President and
                              Chief Executive Officer

                       AMERICAN DISPOSAL SERVICES, INC.
                             745 McClintock Drive
                                   Suite 230
                          Burr Ridge, Illinois 60521


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


     The Annual Meeting of Stockholders of AMERICAN DISPOSAL SERVICES, INC. (the "Company") will be held at the offices of the Company, 745 McClintock Drive, Suite 230, Burr Ridge, Illinois 60521, on Tuesday, June 23, 1998, at 11:00 A.M., local time, for the following purposes:

     1.   To elect directors of the Company for the ensuing year;

     2. To approve the amended and restated 1996 Stock Option Plan as more fully described in Proposal 2 of the accompanying Proxy Statement;

     3. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company; and

     4. To transact any such other business as may properly come before the meeting and any adjournments thereof.

     Only stockholders of record at the close of business on May 21, 1998 are entitled to vote at the meeting and at any adjournments thereof.

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                         BY ORDER OF THE BOARD OF DIRECTORS

                         /s/ Ann L. Straw
                         Ann L. Straw
                         Secretary

Burr Ridge, Illinois
May 22, 1998

                       AMERICAN DISPOSAL SERVICES, INC.
                             745 McClintock Drive
                                   Suite 230
                          Burr Ridge, Illinois 60521

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS

                                 JUNE 23, 1998


     The accompanying proxy is solicited by and on behalf of the Board of Directors of American Disposal Services, Inc., a Delaware corporation (the "Company"), to be used at the Annual Meeting of Stockholders to be held at the offices of the Company, 745 McClintock Drive, Suite 230, Burr Ridge, Illinois 60521, on Tuesday, June 23, 1998, at 11:00 A.M., local time, and at any adjournments thereof.

     When the accompanying proxy is properly executed and returned, the shares of common stock of the Company, par value $.01 per share (the "Common Stock"), it represents will be voted at the meeting in accordance with any directions noted thereon and, if no direction is indicated, the shares it represents will be voted: (i) FOR the election of the nominees for directors of the Company listed herein; (ii) FOR the approval of the amended and restated 1996 Stock Option Plan as more fully described in Proposal 2 of this Proxy Statement; (iii) FOR the ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the current fiscal year; and (iv) in the discretion of the holders of the proxy with respect to any other business that may properly come before the meeting and at any adjournments thereof. Any stockholder signing and delivering a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked. Any stockholder attending the meeting in person may withdraw his proxy and vote his shares.

     The cost of this solicitation of proxies will be borne by the Company. Solicitations will be made primarily by mail; however, officers and regular employees of the Company may solicit proxies personally or by telephone or by telegram. Those persons will not be compensated specially for such services. The Company may reimburse brokers, banks, custodians, nominees, and fiduciaries holding shares of Common Stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such shares. In addition, the Company has engaged Innisfree M & A Incorporated to assist it in soliciting proxies. Innisfree M & A Incorporated will receive a fee of approximately $7,500.

     A copy of the Notice of Annual Meeting of Stockholders accompanies this Proxy Statement. The approximate date on which this Proxy Statement first will be mailed to stockholders of the Company is May 22, 1998.


                                 VOTING RIGHTS

     Only holders of record of shares of Common Stock at the close of business on May 21, 1998 will be entitled to notice of and to vote at the Annual Meeting of Stockholders. On that date, the Company had outstanding 22,858,403 shares of Common Stock, the holders of which are entitled to one vote per share on each matter to come before the Annual Meeting. Voting rights are non-cumulative.

     The presence, in person or by proxy, of stockholders holding a majority of the outstanding shares of Common Stock will constitute a quorum at the Annual Meeting. Directors will be elected at the Annual Meeting by a plurality of the votes cast. For each other item to be acted upon at the Annual Meeting, the affirmative vote of a majority of the votes cast will be required for approval. Abstentions and broker non-votes (which occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner) are counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, but broker non-votes are not counted for purposes of determining whether a proposal has been approved.


                                 SECURITY OWNERSHIP

     The following table sets forth certain information with respect to beneficial ownership of the Common Stock as of May 1, 1998 by: (i) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock; (ii) each of the Company's directors and nominees for directors; (iii) the Company's Chief Executive Officer and each of the Company's other current executive officers; and (iv) the Company's directors and executive officers as a group.

                                                             Number of shares of
                                                                 Common Stock
      Name and Address                                        beneficially owned     Percent of
    of Beneficial Owners                                      as of May 1, 1998     Common Stock
    --------------------                                     -------------------    ------------
Pilgrim Baxter & Associates, Ltd. (1)                              1,754,020             7.7%

Nicholas-Applegate Capital Mgmt. (2)                               1,173,600             5.2%

Richard De Young (3)(4)(5)                                           216,900              *

David C. Stoller (3)(6)                                              171,271              *

Merril M. Halpern (6)                                                     --              --

A. Lawrence Fagan (6)                                                     --              --

Richard T. Henshaw, III (6)                                               --              --

G.T. Blankenship (5)(7)                                               97,451              *

Norman Steisel (6)                                                        --              --

Richard T. Kogler (3)                                                 43,589              *

Stephen P. Lavey (3)(5)                                               41,667              *

Ann L. Straw (3)(8)                                                   22,438              *

John J. McDonnell (3)(9)                                              54,805              *

Lawrence R. Conrath, Sr. (3)(10)                                      38,880              *

Mary T. Ryan (3)(11)                                                  17,725              *

Robert S. Hillas (5)                                                      --              --

Douglas A. Pertz (5)                                                      --              --

Stephen W. Rubin (5)                                                      --              --

All directors and executive officers
as a group (13 persons) (3)                                          704,726             3.0%

______________________
* Less than one percent.
(1) Information regarding Pilgrim Baxter & Associates, Ltd. is based on Schedule 13G filed by such person with the Securities and Exchange Commission as of December 31, 1997. The address of Pilgrim Baxter & Associates, Ltd. is 825 Duportail Road, Wayne, Pennsylvania 19087.
(2) Information regarding Nicholas-Applegate Capital Mgmt. is based on Schedule 13G filed by such person with the Securities and Exchange Commission as of December 31, 1997. The address of Nicholas-Applegate Capital Mgmt. is 600 West Broadway, 29th Floor, San Diego, California 92101.
(3) Includes options exercisable within 60 days of May 1, 1998 to purchase 214,433, 171,271, 41,667, 43,589, 53,809, 37,982, 22,238 and 725 shares granted under the Company's 1996 Stock Option Plan to Messrs. De Young, Stoller, Lavey, Kogler, McDonnell and Conrath and Ms. Straw and Ryan, respectively. For purposes of computing the percentage of outstanding shares beneficially held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be beneficially owned for the purpose of computing the percentage ownership of such person or group of persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(4) Includes 2,467 shares held jointly by Mr. De Young and his wife.
(5) Nominee for director of the Company.
(6) Such person has determined not to stand for re-election to the Company's Board of Directors and will cease to serve as a director of the Company immediately following the election of the nominees for directors at the Annual Meeting.
(7) Includes 7,995 shares held by Mr. Blankenship's wife, of which Mr. Blankenship disclaims beneficial ownership.
(8) Includes 200 shares held by Ms. Straw's minor children.
(9) Includes 996 shares held by Mr. McDonnell's minor children.
(10) Includes 498 shares held jointly by Mr. Conrath and his wife and 400 shares held in an IRA for the benefit of Mr. Conrath.
(11) Includes 6,000 shares held in an IRA for the benefit of Ms. Ryan and 11,000 shares held jointly by Ms. Ryan and her husband.

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS


     At the Annual Meeting of Stockholders, the entire Board of Directors is to be elected. In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the six nominees named under "Nominees for Directors" below. Each nominee has consented to being named as a nominee in this Proxy Statement and to serve if elected. However, if any such nominee should become unable to serve as a director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment of the person or persons voting the proxy.


                       THE BOARD OF DIRECTORS RECOMMENDS
               A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES

Nominees for Directors and the Executive Officers

     The following table and the paragraphs that follow it present certain information concerning the nominees for directors and the executive officers of the Company. Directors are elected annually to serve until the next annual meeting of stockholders and until their successors have been elected. Five of the Company's current directors (Messrs. Halpern, Fagan, Henshaw, Stoller and Steisel) have decided not to stand for re-election to the Company's Board of Directors and will cease to serve as directors immediately following the election of the nominees for directors at the Annual Meeting. Officers are elected to serve at the discretion of the Board of Directors. There are no family relationships among any of the directors, nominees for directors and executive officers of the Company.

     Nominees for Directors  Age    Positions with the Company
     ----------------------  ---    --------------------------
     Richard De Young         43    Chairman, President, Chief Executive
                                    Officer and Director

     Stephen P. Lavey         36    Vice President and Chief Financial
                                    Officer

     G.T. Blankenship         68    Director

     Robert S. Hillas         49    --

     Douglas A. Pertz         43    --

     Stephen W. Rubin         47    --

     Executive Officers
     who are not Directors
     ---------------------
     Richard Kogler             38    Vice President and Chief Operating Officer

     Ann L. Straw               44    Vice President, General Counsel
                                      and Secretary

     Lawrence R. Conrath, Sr.   41    Vice President and Controller

     John J. McDonnell          42    Vice President - Engineering

     Mary T. Ryan               44    Vice President - Corporate Affairs

     Richard De Young has been Chairman of the Company since April 8, 1998, Chief Executive Officer since September 4, 1997 and President and a director of the Company since January 1, 1996. He has also served as President of ADS, Inc. ("ADS") since April 1994 and as a director since September 1993 and was the Chief Operating Officer and Vice President for ADS from January 1993 through April 1994. Mr. De Young has been a director of County Disposal, Inc. ("CDI") since May 1995, and its President since July 31, 1996. Both ADS and CDI were predecessor entities of the Company. From June 1982 through January 1993 he was employed by Waste Management of North America, a subsidiary of Waste Management, Inc. ("WMI"), most recently as a Regional Operations Vice President, with responsibility for landfill and collection operations in the Midwest region.

     Stephen P. Lavey has been a Vice President and the Chief Financial Officer of the Company since February 1997. He was previously employed by Bank of America from June 1990 through January 1997, most recently as a Vice President in its Environmental Services Lending Group, specializing in the solid waste, environmental engineering and water purification industries. Mr. Lavey is also a Certified Public Accountant.

     G. T. Blankenship has been a director of the Company since January 1, 1996. He previously served as a director of ADS (since January 1991). Mr. Blankenship has been a self-employed private investor since 1990.

     Robert S. Hillas has been Chairman, President and Chief Executive Officer of Envirogen, Inc. since April 1998. From 1993 through March 1998 he was a Managing Director of E.M. Warburg, Pincus & Co., LLC, a global private equity investment firm.

     Douglas A. Pertz has been President, Chief Executive Officer and director of Culligan Water Technologies since January 1995. From 1994 to January 1995 he was a Corporate Vice President of Danaher Corporation, a manufacturer of hand and automotive specialty tools. From 1990 to January 1995 he was also an executive officer of two of its subsidiaries.

     Stephen W. Rubin has been a partner at the law firm of Proskauer Rose LLP since 1989. Proskauer Rose LLP has been the principal outside counsel to the Company since 1995 and continues to serve in such capacity.

     Richard Kogler has been a Vice President and the Chief Operating Officer of the Company since January 1, 1996. He previously served in the same capacities for ADS since May 1995 and as President of CDI between May 1995 and July 1996. He has been Vice President of CDI since July 31, 1996. From October 1984 through May 1995 Mr. Kogler was employed by WMI, most recently as a Regional Operations Vice President.

     Ann L. Straw has been a Vice President and the General Counsel of the Company since January 1, 1996. She previously served in the same capacities for ADS (since June 1995) and for CDI (since June 1995). She has been the Secretary of the Company since January 1, 1996, and of ADS and CDI since July 31, 1995. From 1986 through May 1995 she was employed by WMI, most recently as a Group Counsel for WMI's Midwest Group.

     Lawrence R. Conrath, Sr. has been Controller of the Company since January 1, 1996 and a Vice President since May 1996. He previously served as Controller for ADS since May 1994. Prior to joining the Company, Mr. Conrath spent two years with United Waste Systems, Inc., as Regional Controller of its Michigan region. From 1978 through 1990, Mr. Conrath was employed by WMI in several financial positions, most recently as Director of Accounting for the WMI Urban Services Group. Mr. Conrath is also a Certified Public Accountant.

     John J. McDonnell has been a Vice President-Engineering of the Company since January 1, 1996. He previously served as Environmental Engineer for ADS (since February 1993) and CDI (since June 1995). From 1985 through February 1993, Mr. McDonnell was employed by WMI, most recently as an Engineering Manager.

     Mary T. Ryan has been a Vice President-Corporate Affairs since March 1997 after joining the Company in November 1996. From May 1996 to November 1996, she was previously employed by Ketchum Public Relations as Senior Vice President, Corporate Issues. From July 1984 to April 1995 she was employed by WMI, most recently as Vice President, Management Services.

Board Committees and Membership

     The Board of Directors has established a compensation committee and an audit committee. The compensation committee (which following the Annual Meeting will be comprised of Messrs. Blankenship, Pertz and Rubin) reviews executive salaries, administers any bonus, incentive compensation and stock option plans of the Company, including the Company's Stock Option Plan, and approves the salaries and other benefits of the executive officers of the Company. In addition, the compensation committee consults with the Company's management regarding pension and other benefit plans and compensation policies and practices of the Company. The audit committee (which following the Annual Meeting will be comprised of Messrs. Hillas and Pertz) reviews the professional services provided by the Company's independent auditors, the independence of such auditors from management of the Company, the annual financial statements of the Company and the Company's system of internal accounting controls.

     The Company does not have a nominating committee. The Board of Directors held 13 meetings in 1997. In addition, the audit committee held one meeting in 1997 and the compensation committee held eight meetings in 1997. Each of the directors attended at least 75% of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of all committees of the Board on which such director served.


                                 EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information about the compensation paid, or payable, by the Company for services rendered in all capacities to the Chief Executive Officer of the Company and each of the four other most highly paid key policy-making executive officers of the Company for each of the last three fiscal years in which such officers were executive officers for all or part of the year.

                                           Annual                            Long Term
                                        Compensation                        Compensation
                             --------------------------------------   ------------------------
                                                                      Restricted   Securities
    Name and                                         Other Annual       Stock      Underlying      All Other
Principal Position   Year    Salary($)   Bonus($)   Compensation($)    Awards($)   Options#(1)   Compensation
------------------   ----    ---------   --------   ---------------   ----------   -----------   ------------
Richard De Young     1997     300,000    300,000         7,824             0         101,087           0
President and        1996     275,442       0              0               0         282,743           0
Chief Executive      1995     230,092       0              0               0            0              0
Officer (2)

Richard Kogler       1997     184,283    180,000           0               0          95,000           0
Vice President and   1996     160,500       0              0               0          52,082           0
and Chief Operating  1995      93,246       0              0               0            0              0
Officer (3)

David C. Stoller     1997     300,000       0              0               0            0              0
Chairman (4)         1996     125,000       0              0               0         218,371           0
                     1995        0          0              0               0            0              0

Stephen P. Lavey
Vice President       1997     150,208    175,000        12,000             0         125,000           0
and Chief            1996        0          0              0               0            0              0
Financial            1995        0          0              0               0            0              0
Officer (5)

Ann L. Straw
Vice President,      1997     155,200    155,000           0               0          35,765           0
General Counsel      1996     142,500       0              0               0          34,863           0
and Secretary (6)    1995      73,125       0              0               0            0              0

___________________
(1) The Company is the sole stockholder of ADS and CDI. The Company acquired all of the shares of common stock of ADS and CDI effective January 1, 1996 in exchange for which the previous stockholders of ADS and CDI received all of the then outstanding shares of the Company's Common Stock (the "Exchange"). As part of the Exchange, all options that had previously been granted by ADS and CDI were canceled in exchange for options granted by the Company.
(2) Options to purchase 282,743 shares were granted to Mr. De Young in 1996 as part of the Exchange to replace options to purchase shares of ADS and CDI granted in prior years.
(3) Options to purchase 29,857 shares were granted to Mr. Kogler in 1996 as part of the Exchange to replace options to purchase shares of ADS and CDI granted in prior years. Mr. Kogler's 1995 compensation figure reflects employment during the period from May 1995 through December 1995.
(4) Options to purchase 218,371 shares were granted to Mr. Stoller in 1996 as part of the Exchange to replace options to purchase shares of ADS and CDI granted in prior years. Mr. Stoller's 1996 compensation figure reflects employment during the period from August 1996 through December 1996.
(5) Mr. Lavey's 1997 compensation figure reflects employment during the period from February 1997 through December 1997. Other Annual Compensation reflects a $12,000 relocation payment to Mr. Lavey.
(6) Options to purchase 19,863 shares were granted to Ms. Straw in 1996 as part of the Exchange to replace options to purchase shares of ADS and CDI granted in prior years. Ms. Straw's 1995 compensation figure reflects employment during the period from June 1995 through December 1995.

Stock Options

     The following table contains information concerning the grant of options to purchase shares of the Company's Common Stock to each of the named executive officers of the Company during the year ended December 31, 1997. No stock appreciates rights ("SARS") were granted in 1997.

OPTION GRANTS IN LAST FISCAL YEAR

                                                                                    Potential Realizable
                                                                                      Value at Assumed
                                                                                    Annual Rates of Stock
                                                                                   Appreciation for Option
                                    Individual Grants                                      Term (1)
                          ----------------------------------------                 -----------------------
                          Number of      Percent of
                          Securities     Total Options
                          Underlying     Granted to      Exercise
                          Options        Employees in    Price        Expiration
    Name                  Granted        Fiscal Year     ($/Share)    Date (2)        5%            10%
    ----                  -------        -----------     ---------    --------        --            ---
Richard De Young           26,087            5.5%         17.25        3/21/07       733,004     1,167,186
                           75,000           15.7%         27.13        8/21/07     3,314,393     5,277,617

Richard Kogler             50,000           10.5%         17.25        5/15/07     1,404,922     2,237,103
                           45,000            9.4%         27.13        8/21/07     1,988,636     3,166,570

David C. Stoller             0                 0%           N/A          N/A           N/A          N/A

Stephen P. Lavey          125,000           26.2%         17.50        2/21/07     3,563,207     5,673,812

Ann L. Straw               12,765            2.7%         17.25        3/21/07       358,676       571,132
                           23,000            4.8%         27.13        8/21/07     1,016,414     1,618,469

_____________________
(1) Amounts reported in these columns represent amounts that may be realized upon exercise of options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on the Common Stock over the term of the options. The potential realizable values set forth above do not take into account applicable tax and expense payments that may be associated with such options exercises. Actual realizable value, if any, will be dependent on the future price of the Common Stock on the actual date of exercise, which may be earlier than the stated expiration date. The 5% and 10% assumed annualized rates of stock price appreciation over the exercise period of the options used in the table above are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future price of the Common Stock on any date. There is no representation either express or implied that the stock price appreciation rates for the Common Stock assumed for purposes of this table will actually be achieved.

(2) Each option is subject to earlier termination if the officer's employment with the Company is terminated for certain reasons.

The following table sets forth information for each of the named executive officers with respect to the value of options outstanding as of December 31, 1997. There were no options exercised by such executives during 1997. No SARs were exercised during 1997 and none were outstanding as of December 31, 1997.

                              FISCAL YEAR-END OPTION VALUES

                                   Number of Securities                  Value of Unexercised In-
                                  Underlying Unexercised                   the-Money Options at
                               Options at December 31, 1997                December 31, 1997 (1)
                             --------------------------------        --------------------------------

      Name                   Exercisable        Unexercisable        Exercisable        Unexercisable
      ----                   -----------        -------------        -----------        -------------
Richard De Young               196,204             187,626            $5,720,726          $3,726,520

Richard Kogler                  25,745             121,337            $  737,707          $2,127,808

David C. Stoller               171,271              47,100            $4,982,274          $1,370,139

Stephen P. Lavey                  0                125,000            $    0              $2,375,000

Ann L. Straw                    17,206              53,422            $  492,946          $  959,653

___________________
(1) Represents the difference between $36.50 the last reported sales price per share of the Common Stock on December 31, 1997, and the exercise price per share of the in-the-money options, multiplied by the number of shares underlying the in-the-money options.

Director Compensation

     Only non-employee directors of the Company ("Outside Directors") are compensated for services as a director. Commencing with the 1998 Annual Meeting, each Outside Director will receive options to purchase 20,000 shares of Common Stock when such person is elected a director and additional options to purchase 20,000 shares of Common Stock on each anniversary of such date so long as such person is continuing to serve as an Outside Director on such anniversary. In addition, each Outside Director will receive an annual retainer of $12,000, and payments of $2,000 for each meeting of the Board of Directors that such director attends, $500 for each meeting of a committee of the Board of Directors that such director attends and $1,000 for each telephonic meeting of the Board of Directors in which he participates.

Compensation Committee Interlocks and Insider Participation

     During 1997, the Company's compensation committee determined the compensation of all the Company's executive officers. No member of the compensation committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with the executive officers or directors of another entity.

Employment Agreements

     On January 1, 1998, Mr. De Young entered into a new three-year employment agreement with the Company. The employment agreement provides that on each anniversary of the agreement, the term shall be automatically extended for an additional one-year period unless no later than six months before such anniversary either party gives written notice to the other that it does not wish to extend the term of the agreement. The employment agreement provides for a current annual base salary of $300,000 plus an annual bonus determined on the basis of criteria established annually by the compensation committee of the Board of Directors. In the event of a Change of Control of the Company (as defined in the employment agreement), Mr. De Young will be entitled to receive, in addition to certain other benefits, a payment (the "Change of Control Payment") equal to the sum of (i) the base salary otherwise payable during the remainder of the term had the Change of Control not occurred and (ii) an amount equal to the product of (x) the average of the annual bonuses earned in each of the last two years (the "Average Bonus") and (y) the number of full and partial years remaining in the term of the agreement. In no event will the Change of Control Payment be less than three times the sum of the annual base salary then in effect and the Average Bonus (which Average Bonus shall not be less than 50% of the base salary).

     In May 1996, Mr. Stoller entered into an employment agreement with the Company which provides for annual compensation of $300,000. Mr. Stoller ceased to serve as Chairman of the Company on April 7, 1998 but will be entitled to receive compensation through July 30, 1998. The employment agreement provides that Mr. Stoller has the right to receive a $600,000 payment in the event of a Change of Control during the term.

     On January 1, 1998, Messrs. Kogler, Lavey, Conrath and McDonnell and Mses. Straw and Ryan each entered into a new 18-month employment agreement with the Company. Each employment agreement provides that on each anniversary of such agreement, the term shall be automatically extended for an additional one-year period unless no later than six months before such anniversary either party gives written notice to the other that it does not wish to extend the term of the agreement. The employment agreements for Messrs. Kogler, Lavey, Conrath and McDonnell and for Mses. Straw and Ryan provide for an annual base salary of $225,000, $175,000, $140,000, $142,830, $158,000, and $150,000 respectively, plus an annual bonus determined on the basis of criteria established annually by the compensation committee of the Board of Directors. In the event of a Change of Control, each of Messrs. Kogler, Lavey, Conrath and McDonnell and Mses. Straw and Ryan will be entitled to receive, in addition to certain other benefits, a Change of Control Payment equal to the sum of (i) the base salary otherwise payable during the remainder of the term had the Change of Control not occurred and (ii) an amount equal to the product of (x) the Average Bonus and (y) the number of full and partial years remaining in the term of the agreement. In no event will the Change of Control Payment be less than three times the sum of the annual base salary then in effect and the Average Bonus (which Average Bonus shall not be less than 50% of the base salary).

     In January 1998, the Company entered into agreements with each of Messrs. De Young, Kogler, Lavey, Conrath and McDonnell and Mses. Straw and Ryan providing for a payment in the event of a Change of Control in an amount equal to the product of (i) 157,895 in the case of Mr. De Young, 75,188 in the case of Mr. Kogler, 46,992 in the case of Mr. Lavey, 30,075 in the case of Mr. Conrath, 30,075 in the case of Mr. McDonnell, 46,617 in the case of Ms. Straw and 30,075 in the case of Ms. Ryan and (ii) the difference between (x) the closing price of the Company's Common Stock on the date on which the stockholders of the Company approve an amendment (the "Amendment") to the Company's Stock Option Plan increasing the number of shares of Common Stock for which options may be granted under the plan (the "Amendment Approval Price") and (y) $33.25. In the event of the occurrence of a Change of Control prior to the approval of the Amendment, the Amendment Approval Price will be replaced with the highest per share price actually paid to the Company's stockholders in connection with the Change of Control. Each of the agreements will terminate if the Amendment is not approved by the stockholders of the Company by June 30, 1999.

     In the event the executive officers are required to pay an excise tax on "excess parachute payments" received from the Company upon a Change of Control, the Company has agreed to pay to the executive an amount necessary to place the executive in the same after-tax financial position as the executive would have been in had the executive not incurred such tax.

     Effective as of January 1, 1996, the Company entered into agreements with each of its executive officers (other than Mr. Lavey and Ms. Ryan) providing that, upon such officer's exercise of stock options granted in exchange for options previously granted by CDI, the Company will pay to such officer an amount equal to the tax savings actually recognized by the Company as a result of the deductions attributable to such exercise. In no event can the payment to be received by an executive officer under such agreement exceed the difference between the federal income tax actually paid by such officer as a result of such option exercise and the amount of federal income tax that would have been paid by such officer had such option exercise been taxed at the capital gains rate.

Compensation Committee Report

     The Company's executive compensation program is focused on shareholder value, the overall performance of the Company, success of the Company as impacted by the executive's performance and the performance of the individual executive.

     The Compensation Committee's objective is to provide competitive levels of compensation to the Company's executive officers that are integrated with the Company's long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives. The compensation policies and programs utilized by the Compensation Committee have been reviewed with independent compensation consultants and endorsed by the Board of Directors and generally consists of the following:

          (i) Provide executive officer total compensation in relation to Company performance;

          (ii) Provide a compensation program competitive with that received by executives of comparable companies in the solid waste industry in order to attract, motivate, and retain qualified personnel;

          (iii) Provide a management tool for focusing and directing the energies of key executives toward achieving individual and corporate objectives; and

          (iv) Provide long-term incentive compensation in the form of stock option awards to link individual success to that of the Company.

     The Company's executive compensation consists of three key components: base salary, annual incentive compensation in the form of cash bonuses, and stock options, each of which is intended to complement the others and, taken together, to satisfy the Company's compensation objectives. The Compensation Committee's policies with respect to each of the three components are discussed below.

     Base Salary. Each fiscal year the Compensation Committee, along with the Chief Executive Officer reviews and approves the annual salaries for the Company's executive officers. Many factors are included in determining base salaries, such as the responsibilities borne by the executive officer, the scope of the position, length of service with the Company and corporate and individual performance.

     Cash Bonuses. The Compensation Committee provides annual incentives to the Company's executive officers in the form of cash bonuses. These bonuses are discretionary and are based on (i) the financial success of the Company and the individual's contribution to such achievements, and (ii) certain subjective factors established from time to time by the Compensation Committee.

     Stock Options. The primary objective of the stock option program is to link the interests of the Company's executive officers and other selected employees to the stockholders through significant grants of stock options made at the discretion of the Compensation Committee. The Company's Stock Option Plan authorizes the issuance of both incentive and non-qualified stock options to officers and key employees of the Company. Subject to general limits prescribed by the plan, the Compensation Committee has the authority to determine the individuals to whom stock options are awarded and the terms of the options and the number of shares subject to each option. The size of any particular stock option award is based upon position and the individual performance during the related evaluation period.

     Chief Executive Officer's Compensation. As discussed under "Executive Compensation-- Employment Agreements," the Company entered into a new employment agreement with Mr. De Young in January 1998. Mr. De Young's 1997 salary was based on an employment agreement entered into in May 1996, which was prior to the formation of the Compensation Committee. The bonus and stock option grants to Mr. De Young in 1997 were based on the Compensation Committee's consultation with independent compensation consultants, a review of the compensation paid to the chief executive officers of comparable companies, assessment of the Company's record revenue and earnings growth, the success of the Company's acquisition program as well as the Compensation Committee's continued recognition of Mr. De Young's leadership of the Company.

                                    The Compensation Committee

                                    Richard T. Henshaw III
                                    G.T. Blankenship
Performance Graph

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                    OF COMPANY, PEER GROUP AND BROAD MARKET

                             [GRAPH APPEARS HERE]

CRSP Total Returns Index for:         7/25/96   12/31/96   12/31/97
-----------------------------         -------   --------   --------
American Disposal Services, Inc.       100.00    205.56     405.56
Peer group                             100.00    115.86     124.63
NASDAQ Market Index                    100.00    117.82     144.12

The Company's 1997 Peer Group is Made Up of the Following Securities:
   ALLIED WASTE INDUSTRIES                   SUPERIOR SERVICES, INC.
   BROWNING FERRIS INDUSTRIES, INC.          USA WASTE SERVICES, INC.
   CASELLA WASTE SYSTEMS, INC.               WASTE INDUSTRIES, INC.
   EASTERN ENVIRONMENTAL SERVICES, INC.      WASTE MANAGEMENT, INC.

                                   PROPOSAL 2
                                  APPROVAL OF
                      THE AMERICAN DISPOSAL SERVICES, INC.
                  AMENDED AND RESTATED 1996 STOCK OPTION PLAN


     The affirmative vote of the holders of at least a majority of the shares of Common Stock present and entitled to vote at the meeting is required to approve the Amended and Restated American Disposal Services, Inc. 1996 Stock Option Plan (the "Plan"). The principal changes effected by the amendment and restatement are (i) to increase the number of shares of the Company's Common Stock for which options may be granted under the Plan to the greater of 3,500,000 shares or 15% of the aggregate number of shares of Common Stock issued and outstanding and
(ii) to provide for the grant of options to directors of the Company who are not employees of the Company. Under the Plan as currently in effect, options to purchase 1,600,000 shares of Common Stock were subject to grant, all of which have been granted. The Compensation Committee and the Board of Directors have each approved the Amended and Restated 1996 Stock Option Plan. In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the Amended and Restated 1996 Stock Option Plan.


                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE "FOR" THE PROPOSAL TO APPROVE
                THE AMENDED AND RESTATED 1996 STOCK OPTION PLAN

     The Board of Directors has adopted the Plan and directed that it be submitted to the stockholders for approval. The following description is qualified in its entirety by the provisions of the Plan, a copy of which is annexed hereto as Exhibit A.

     Purpose. The purpose of the Plan is to enhance the profitability and value of the Company for the benefit of the Company's stockholders by enabling the Company to offer employees and consultants of the Company or its Affiliates (as defined in the Plan), as well as directors of the Company who are not employees of the Company ("Non-Employee Directors"), options ("Stock Options") to purchase Common Stock. The intent of such offering is to create a means to raise the level of stock ownership by these persons in order to attract, retain and reward them and strengthen the mutuality of interests between them and the Company's stockholders.

     Term.   The Plan has been adopted by the Board of Directors effective as of
May 14, 1998 (the "Effective Date"), subject to and conditioned upon stockholder approval at the Annual Meeting of Stockholders.

     Administration. The Plan will be administered by a committee or subcommittee of the Board of Directors appointed from time to time by the Board (the "Committee"), consisting of two or more directors qualified as "non-employee directors" under Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Rule 16b-3"), as amended, and "outside directors" under Section 162(m) of the Code ("Section 162(m)"). All questions of interpretation and application of the Plan will be determined by the Committee.

     Participation. All employees and consultants of the Company and its Affiliates, and all Non-Employee Directors (collectively, the "Participants"), are eligible to receive Stock Options, and the actual recipients who are employees (including executive officers) and consultants will be determined by the Committee.

     Shares of Stock Available for Grant. The Plan currently provides that the total number of shares of Common Stock subject to Stock Options is 1,600,000 shares. The Plan, as amended and restated, provides that the aggregate number of shares of Common Stock subject to Stock Options may not exceed the greater of
(i) 3,500,000 shares or (ii) 15% of the aggregate number of shares of Common Stock issued and outstanding. In addition, the maximum number of shares of Common Stock with respect to which Stock Options may be granted during any calendar year of the Company to any employee is 750,000 shares (both limitations being subject to adjustment by the Committee, in the event of stock dividend, stock split or any other change in capital structure or business of the Company). If any stock option expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised option will again be available under the Plan. To the extent that shares of Common Stock for which Stock Options are permitted may be granted to a Participant during a calendar year of the Company are not covered by a grant of a Stock Option in the Company's calendar year, such shares of Common Stock will be available for grant or issuance to the Participant in any subsequent calendar year during the term of the Plan.

     Stock Options. The Plan provides for the grant of incentive stock options ("ISOs") and nonqualified stock options ("NQSOs"). The Committee will have the full authority to grant to any employee of the Company or a majority-owned subsidiary one or more ISOs, NQSOs or both types of Stock Options. The Committee will also have the full authority to grant to any employee of another Affiliate of the Company or a Consultant one or more NQSOs.

     The exercise price per share of Common Stock subject to a Stock Option will be determined by the Committee, at the time of grant, but may not be less than 100% of the fair market value of a share of Common Stock at the time of grant; provided, however, that if an ISO is granted to a ten percent stockholder of the Company or its subsidiaries ("Ten Percent Stockholder"), the exercise price per share may be no less than 110% of the fair market value of the Common Stock.
The term of such Stock Option will be fixed by the Committee, but no Stock Option will be exercisable more than 10 years after the date the Stock Option is granted; provided, however, that the term of an ISO granted to a Ten Percent Stockholder may not exceed five years.

     The Plan does not currently provide for the issuance of options to Non-Employee Directors. One of the purposes of the proposed amendment and restatement is to allow Non-

Employee Directors to be compensated for their services as a director of the Company through the issuance of the Company's securities, thereby providing a performance incentive to Non-Employee Directors. Each Non-Employee Director would receive NQSOs to purchase 20,000 shares of Common Stock upon election to the Board of Directors and additional NQSOs to purchase 20,000 shares of Common Stock on each anniversary of such date so long as such person is continuing to serve as a Non-Employee Director on such anniversary. All of such NQSOs would vest immediately upon grant, and the exercise price of such options would be the fair market value of the Common Stock on the date of grant.

     On January 15, 1998, the Compensation Committee granted, subject to the approval of the Amended and Restated 1996 Stock Option Plan by the stockholders of the Company at the 1998 Annual Meeting of Stockholders, Stock Options under the Plan to Messrs. De Young, Lavey, Kogler, Conrath and McDonnell and Mses. Straw and Ryan to purchase 157,895, 46,992, 75,188, 30,075, 30,075, 46,617 and
30,075 shares of Common Stock, respectively, at an exercise price equal to the closing price of the Company's Common Stock on the NASDAQ National Market System on the date of the 1998 Annual Meeting of Stockholders.

     Federal Tax Consequences. The rules concerning the federal income tax consequences with respect to Stock Options are highly technical. In addition, the applicable statutory provisions are subject to change and their application may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences; it does not set forth any state or local income tax or estate tax consequences that may be applicable.

     Incentive Stock Options. Stock Options granted under the Plan may be "incentive stock options" as defined in the Code, provided that such Stock Options satisfy the requirements under the Code therefor. In general, neither the grant nor the exercise of an ISO will result in taxable income to the Participant or a deduction to the Company. The sale of Common Stock received pursuant to the exercise of a Stock Option which satisfied all the requirements of an ISO, as well as the holding period requirement described below, will result in a long-term capital gain or loss to the optionee equal to the difference between the amount realized on the sale and the exercise price and will not result in a tax deduction to the Company. To receive ISO treatment, the Participant must not dispose of the Common Stock purchased pursuant to the exercise of a Stock Option either (i) within two years after the Stock Option is granted or (ii) within one year after the date of exercise. If the Common Stock is held for more than eighteen months after the date of exercise the Participant will be taxed at a lower rate applicable to capital gains for such Participant. Capital gains rates may be further reduced in the case of a longer holding period.

     If all requirements for ISO treatment other than the holding period rules are satisfied, the recognition of income by the Participant is deferred until disposition of the Common Stock, but, in general, any gain (in an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise (or, with respect to officers, the date that sale of such stock would not create liability ("Section 16(b) liability") under Section 16(b) of the Exchange Act) minus the exercise price or (ii) the amount realized on the disposition minus the exercise price) is treated as ordinary income. Any remaining gain is treated as long-term or short-term capital gain depending on the Participant's holding period for the stock disposed of. The Company generally will be entitled to a deduction at that time equal to the amount of ordinary income realized by the Participant.

     The Plan provides that a Participant may pay for Common Stock received upon the exercise of a Stock Option (including an ISO) with other shares of Common Stock held for at least six months. In general a Participant's transfer of stock acquired pursuant to the exercise of an ISO, to acquire other stock in connection with the exercise of an ISO may result in ordinary income if the transferred stock has not met the minimum statutory holding period necessary for favorable tax treatment as an ISO. For example, if a Participant exercises an ISO and uses the stock so acquired to exercise another ISO within the two-year or one-year holding periods discussed above, the Participant may realize ordinary income under the rules summarized above.

     Non-Qualified Stock Options. A Participant will realize no taxable income at the time he or she is granted a NQSO. Such conclusion is predicated on the assumption that, under existing Treasury Department regulations, a NQSO, at the time of its grant, has no readily ascertainable fair market value. Ordinary income will be realized when a NQSO is exercised. The amount of such income will be equal to the excess of the fair market value on the exercise date of the shares of Common Stock issued to a Participant over the exercise price. The Participant's holding period with respect to the shares acquired will begin on the date of exercise.

     The tax basis of the Common Stock acquired upon the exercise of any NQSO will be equal to the sum of (i) the exercise price of such NQSO and (ii) the amount included in income with respect to such NQSO. Any gain or loss on a subsequent sale of the Common Stock will be either a long-term or short-term capital gain or loss, depending on the Participant's holding period for the Common Stock disposed of. Subject to the limitation under Sections 162(m) and 280G of the Code (as described below), the Company generally will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the Participant is considered to have realized ordinary income in connection with the exercise of the NQSO.

     Certain Other Tax Issues. In addition, (i) officers of the Company subject to Section 16(b) liability may be subject to special rules regarding the income tax consequences concerning their awards; (ii) any entitlement to a tax deduction on the part of the corporation is subject to the applicable federal tax rules (including, without limitation, Section 162(m) of the Code regarding the $1,000,000 limitation on deductible compensation); (iii) in the event that the exercisability or vesting of any award is accelerated because of an Extraordinary Transaction (as defined in the Plan), payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and may be nondeductible by the Company; and (iv) the exercise of an ISO may have implications in the computation of alternative minimum taxable income.

     In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Stock Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any employee during a specified period and the plan under which the options are granted is approved by stockholders and is administered by a compensation committee comprised of outside directors. The Plan is intended to satisfy these requirements with respect to Stock Options.

     The Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

     Termination or Amendment of Plan. Notwithstanding any other provision of the Plan, the Committee may at any time, and from time to time, amend, prospectively or retroactively, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the Plan, the rights of a Participant with respect to Stock Options granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant; and provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m), or with respect to ISOs, Section 422 of the Code, no amendment may be made which would: (a) increase the aggregate number of shares of Common Stock that may be issued under the Plan; (b) increase the maximum individual Participant limitations for a fiscal year under the Plan;
(c) change the classification of employees and Consultants eligible to receive awards under the Plan; (d) decrease the minimum exercise price of any Stock Option; or (e) extend the maximum option term under the Plan.

     Extraordinary Transaction. In the event of an Extraordinary Transaction (as defined in the Plan), the Committee may, in its sole discretion, terminate all outstanding Stock Options, effective as of the date of the Extraordinary Transaction, by delivering notice of termination to each such Participant at least 30 days prior to the date of consummation of the Extraordinary Transaction; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Extraordinary Transaction, each such Participant shall have the right to exercise in full all his or her Stock Options that are then outstanding (whether vested or not vested) but contingent on the occurrence of the Extraordinary Transaction; provided, further, that, if the Extraordinary Transaction does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

                                  PROPOSAL 3
                     RATIFICATION OF INDEPENDENT AUDITORS


     The Board of Directors has reappointed Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1998. In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the ratification of the appointment of Ernst & Young LLP.


                       THE BOARD OF DIRECTORS RECOMMENDS
             A VOTE "FOR" THE RATIFICATION OF THE REAPPOINTMENT OF
                      THE COMPANY'S INDEPENDENT AUDITORS

     A representative of Ernst & Young LLP is expected to be present at the Annual Meeting of Stockholders and will be available to respond to appropriate questions and make such statements as he or she may desire.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under the securities laws of the United States, the Company's directors, officers, and any persons holding more than 10 percent of the Common Stock are required to report their ownership of Common Stock and any changes in that ownership, on a timely basis, to the Securities and Exchange Commission. Based on material provided to the Company, all such required reports were filed on a timely basis in 1997 except that the Company's executive officers did not timely file Form 5s reporting 1997 stock option grants. All non-timely Form 5s have now been filed.


                            STOCKHOLDERS PROPOSALS

     Stockholders of the Company wishing to include proposals in the proxy material in relation to the annual meeting of the Company to be held in 1999 must submit the same in writing so as to be received at the executive office of the Company on or before January 25, 1999. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals.


                                 ANNUAL REPORT

     The Company's Annual Report for the fiscal year ended December 31, 1997 is being mailed together with this Proxy Statement to the Company's stockholders of record at the close of business on May 21, 1998.

                                OTHER BUSINESS

     The Board of Directors does not know of any other business to be presented at the meeting and does not intend to bring any other matters before the meeting. However, if any other matters properly come before the meeting or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company.

                                    By Order of the Board of Directors,

                                    /s/ Ann L. Straw
                                    Ann L. Straw
                                    Secretary
May 22, 1998

STOCKHOLDERS ARE REQUIRED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                       Exhibit A
                       AMERICAN DISPOSAL SERVICES, INC.

                             AMENDED AND RESTATED

                            1996 STOCK OPTION PLAN

                            TABLE OF CONTENTS
                            -----------------
                                                                          Page
                                                                          ----
ARTICLE I.       PURPOSE.................................................   1

ARTICLE II.      DEFINITIONS.............................................   1

ARTICLE III.     ADMINISTRATION..........................................   4

ARTICLE IV.      SHARE AND OTHER LIMITATIONS.............................   5

ARTICLE V.       STOCK OPTIONS...........................................   8

ARTICLE VI.      NON-EMPLOYEE DIRECTOR STOCK OPTIONS.....................  10

ARTICLE VII.     NON-TRANSFERABILITY AND TERMINATION OF
                 EMPLOYMENT/CONSULTANCY PROVISIONS.......................  11

ARTICLE VIII.    TERMINATION OR AMENDMENT OF PLAN........................  13

ARTICLE IX.      UNFUNDED PLAN...........................................  13

ARTICLE X.       GENERAL PROVISIONS......................................  14

ARTICLE XI.      EFFECTIVE DATE OF PLAN..................................  15

ARTICLE XII.     TERM OF PLAN............................................  16

ARTICLE XIII.    NAME OF PLAN............................................  16

                       AMERICAN DISPOSAL SERVICES, INC.
                             AMENDED AND RESTATED
                            1996 STOCK OPTION PLAN

                                  ARTICLE I.

                                   PURPOSE

     The purpose of this AMERICAN DISPOSAL SERVICES, INC. Amended and Restated 1996 Stock Option Plan (the "Plan") is to enhance the profitability and value of AMERICAN DISPOSAL SERVICES, INC. (the "Company") and its Affiliates for the benefit of the Company's stockholders by enabling the Company to offer Eligible Employees and Consultants of the Company and its Affiliates, as well as Non-Employee Directors of the Company, Stock Options in the Company, thereby creating a means to raise the level of stock ownership by Eligible Employees, Consultants and Non-Employee Directors in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders.

                                 ARTICLE II.

                                 DEFINITIONS

     For purposes of this Plan, the following terms shall have the following meanings:

     "Affiliate" shall mean (i) any Subsidiary; or (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates.

     "Board" shall mean the Board of Directors of the Company.

     "Cause" shall mean with respect to a Participant's Termination of Employment, (i) in the case where there is no employment or consulting agreement between the Company or an Affiliate and the Participant, or where there is an employment or consulting agreement, but such agreement does not define cause (or words of like import), commission of a felony, a crime involving moral turpitude, embezzlement, misappropriation of property of the Company or an Affiliate, any other act involving dishonesty or fraud with respect to the Company or an Affiliate, a material breach of a directive which is not cured within a specified time after written notice of such breach, or repeated failure after written notice to follow the directives of an appropriate officer or the Board, or (ii) in the case where there is an employment or consulting agreement between the Company or an Affiliate and the

     Participant, termination that is or would be deemed to be for cause (or words of like import) as defined under such employment or consulting agreement.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, including the rules and regulations thereunder. Any reference to any section of the Code shall also be a reference to any successor provision.

     "Committee" shall mean a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 and Section 162(m) of the Code, a "non-employee director" as defined in Rule 16b-3 and an "outside director" as defined under Section 162(m) of the Code. To the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 and Section 162(m) of the Code shall not affect the validity of awards, grants, interpretations or other actions of the Committee.

     "Common Stock" shall mean the common stock, $.01 par value, of the Company.

     "Company" shall mean AMERICAN DISPOSAL SERVICES, INC., a Delaware corporation.

     "Consultant" shall mean any natural person who is an adviser or consultant to the Company or its Affiliates.

     "Disability" shall mean total and permanent disability, as defined in
     Section 22(e)(3) of the Code.

     "Effective Date" shall mean the effective date of this Plan as defined in
     Article XII.

     "Eligible Employee" shall mean any employee of the Company or its Affiliates. Notwithstanding the foregoing, with respect to the grant of Incentive Stock Options, Eligible Employee shall mean any employee of the Company or any Subsidiary.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Extraordinary Transaction" shall have the meaning set forth in Section 4.2(d).

     "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the last sales price reported for the Common Stock on the applicable date: (i) as reported on the principal national securities exchange on which it is then traded or the Nasdaq Stock Market, Inc. or (ii) if not traded on any such national securities exchange or the Nasdaq Stock Market, Inc., as quoted on an automated quotation system sponsored by the National Association of Securities

     Dealers. If the Common Stock is not readily tradable on a national securities exchange, the Nasdaq Stock Market, Inc., or any automated quotation system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set in good faith by the Committee.

     "Incentive Stock Option" shall mean any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     "Non-Employee Director" shall mean any director of the Company who is not an employee of the Company or any Affiliate.

     "Non-Qualified Stock Option" shall mean any Stock Option that is not an Incentive Stock Option.

     "Participant" shall mean any Eligible Employee, Consultant or Non-Employee Director to whom a Stock Option has been granted.

     "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

     "Section 162(m) of the Code" shall mean the exception for performance-based compensation under Section 162(m) of the Code.

     "Stock Option" shall mean any option to purchase shares of Common Stock granted to Eligible Employees or Consultants pursuant to Article V or granted to Non-Employee Directors pursuant to Article VI.

     "Subsidiary" shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

     "Ten Percent Stockholder" shall mean a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent corporation, as defined in Section 424(e) of the Code.

     "Termination of Consultancy" shall mean, with respect to a Consultant, that the Consultant is no longer acting as a Consultant to the Company and its Affiliates. In the event an entity shall cease to be an Affiliate, there shall be deemed a Termination of Consultancy of any individual who is a consultant of that entity and is not otherwise a Consultant of the Company or another Affiliate at the time the entity ceases to be an Affiliate.

     "Termination of Directorship" shall mean, with respect to a Non-Employee Director, that the Non-Employee Director has ceased to be a director of the Company.

     "Termination of Employment" shall mean: (i) a termination of service of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate.

     "Transfer" or "Transferred" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.


                                 ARTICLE III.

                                ADMINISTRATION

     3.1. The Committee. This Plan shall be administered and interpreted by the Committee. Subject to the other provisions of this Plan, the Committee or the Board, as applicable, shall have the authority to adopt, alter and repeal such administrative rules governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret this Plan and any Stock Option granted hereunder (and any agreements relating thereto). The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of both Rule 16b-3 and Section 162(m) of the Code. The Committee may adopt rules for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws. To the extent applicable, this Plan is intended to comply with the applicable requirements of Rule 16b-3 and Section 162(m) of the Code and shall be limited, construed and interpreted in a manner so as to comply therewith. The Board, its directors, the Committee, its members and any person to whom authority is delegated pursuant to this Section 3.1 shall not be liable for any action or determination made in good faith with respect to this Plan.

     3.2. Awards. The Committee shall have full authority to grant Stock Options to Eligible Employees and Consultants and to otherwise administer this Plan. In particular, the Committee or the Board, as applicable, shall have the authority:

          (a) to select Eligible Employees and Consultants to whom Stock Options may from time to time be granted hereunder;

          (b) to determine the number of shares of Common Stock to be covered by each Stock Option granted to an Eligible Employee or Consultant, and the terms and conditions of the Stock Option (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof or any forfeiture restrictions or waiver thereof, regarding any Stock Option, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine in its sole discretion);

          (c) to modify or extend a Stock Option, subject to Section 8.1 herein; and

          (d) to offer to buy out a Stock Option previously granted, based on such terms and conditions as the Committee or the Board, as applicable, shall establish and communicate to the Participant at the time such offer is made.

     3.3. Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of the Company, the Board or the Committee, as the case may be, and shall be final, binding and conclusive on the Company and its Affiliates and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

     3.4. Reliance on Counsel. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel. The Company, the Board or the Committee may also engage consultants or agents with regard to the plan. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company.

     3.5. Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as the Committee shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company shall be fully as effective as if it had been made by a vote at a meeting duly called and held.


                                  ARTICLE IV.

                          SHARE AND OTHER LIMITATIONS

     4.1.  Shares.

           (a) The aggregate number of shares of Common Stock which may be issued and with respect to which Stock Options may be granted under this Plan shall not exceed the greater of (i) 3,500,000 shares or (ii) 15% of the aggregate number of shares of Common Stock issued and outstanding immediately after the grant of any Stock Option (subject to any increase or decrease pursuant to Section 4.2). Notwithstanding the foregoing, in no event may the aggregate number of shares of Common Stock which may be issued upon the exercise of Incentive Stock Options exceed 3,500,000 shares (subject to any increase or decrease pursuant to Section 4.2). Shares of Common Stock issued upon the exercise of Stock Options may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. If any Stock Option expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Stock Option shall again be available under this Plan. In addition, in determining the number of shares of Common Stock available under the Plan other than for the granting of Incentive Stock Options, if Common Stock has been exchanged by a Participant as full or partial payment to the Company in connection with the exercise of a Stock Option, the number of shares of Common Stock exchanged as payment in connection with the exercise shall again be available under this Plan.

          (b) The maximum number of shares of Common Stock with respect to which Stock Options may be granted under this Plan during any calendar year of the Company to each Eligible Employee shall be 750,000 shares (subject to any increase or decrease pursuant to this Section 4.2). To the extent that shares of Common Stock for which Stock Options are permitted to be granted to a Participant pursuant to Section 4.1(b) during a calendar year of the Company are not covered by a grant of a Stock Option in the Company's calendar year, such shares of Common Stock shall be available for grant or issuance to the Participant in any subsequent calendar year during the term of this Plan.

     4.2.  Changes.

          (a) The existence of this Plan and the shares of Common Stock and Stock Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the authorization or issuance of additional shares of Common Stock, the dissolution or liquidation of the Company or Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

          (b) In the event of any change in the capital structure or business of the Company by reason of any stock dividend, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, reclassification of its capital stock, any sale or transfer of all or part of the Company's assets or business, or any similar change affecting the Company's capital structure or business, and the Committee or the Board, as applicable, determines an adjustment is appropriate under this Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Stock Option granted under this Plan and the purchase or exercise price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee or the Board, as applicable, may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee or the Board, as applicable, in good faith shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

          (c) Fractional shares of Common Stock resulting from any adjustment in Stock Options pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee or the Board, as applicable, to each Participant whose Stock Option has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

          (d) In the event of (i) a merger or consolidation in which the Company is not the surviving entity or in which the Company is the surviving entity but the holders of the Common Stock outstanding immediately prior to the consummation of the transaction are not the holders of a majority of the Common Stock outstanding immediately subsequent to the transaction, or (ii) in the event of any transaction that results in the acquisition of all or substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Extraordinary Transactions"), then in the event of an Extraordinary Transaction of the type described in clause (i) above, the Committee may, in its sole discretion, and in the event of an Extraordinary Transaction of the type described in clause (ii) above, the Committee shall, terminate all outstanding Stock Options, effective as of the date of the Extraordinary Transaction by delivering notice of termination to each such Participant at least 30 days prior to the date of consummation of the Extraordinary Transaction; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Extraordinary Transaction, each such Participant shall have the right to exercise in full all of his or her Stock Options that are then outstanding (whether vested or not vested) but contingent on the occurrence of the Extraordinary Transaction; provided, further, that, if the Extraordinary Transaction does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void. If an Extraordinary Transaction occurs, to the extent the Committee does not terminate the outstanding Stock Options pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

                                  ARTICLE V.

                                 STOCK OPTIONS

     5.1. Stock Options. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code, or (ii) a Non-Qualified Stock Option.

     5.2. Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant to any Consultant one or more Non-Qualified Stock Options. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of an Stock Option to the contrary, any Stock Option granted to an Employee of an Affiliate (other than a Subsidiary), a Non-Employee Director or a Consultant shall be a Non-Qualified Stock Option.

     5.3. Terms of Stock Options. Stock Options shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

          (a) The exercise price per share of Common Stock of any Stock Option shall be determined by the Committee or the Board, as applicable, at the time of grant but shall not be less than 100% of the Fair Market Value of a share of Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Stockholder, the exercise price per share shall be no less than 110% of the Fair Market Value of the Common Stock.

          (b) The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted; provided, however, the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five years.

          (c) Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part, based on such factors, if any, as the Committee shall determine in its sole discretion.

          (d) Subject to whatever installment exercise and waiting period provisions apply under Section 6.3(c), Stock Options may be exercised in whole or in part at any time during the Stock Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Common Stock purchased pursuant to the exercise of a Stock Option shall be paid for at the time of exercise as follows: (i) in cash or by check, bank draft or money order payable to the order of Company; (ii) if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (which may include payment in full or part in the form of Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee or the surrender of vested Stock Options owned by the Participant). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

          (e) To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any parent corporation (within the meaning of Section 424(e) of the Code) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee's employment by the Company, a Subsidiary or a parent corporation (within the meaning of Section 424(e) of the Code) terminates more than three months prior to the date of exercise (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

          (f) Subject to the terms and conditions of this Plan, a Stock Option shall be evidenced by such form of agreement or grant as is approved by the Committee and the Committee may modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).

          (g) Stock Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of this Plan, as the Committee shall deem appropriate including, without limitation, permitting "reloads" such that the same number of Stock Options are granted as the number of Stock Options exercised, shares used to pay for the exercise price of Stock Options or shares used to pay withholding taxes ("Reloads").

     With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the "reload" and the term of the Stock Option shall be the same as the remaining term of the Stock Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.


                                  ARTICLE VI.

                      NON-EMPLOYEE DIRECTOR STOCK OPTIONS

     6.1. Stock Options. The terms of this Article VI shall apply only to Stock Options granted to Non-Employee Directors.

     6.2. Grants. On the date that a Non-Employee Director is first elected a director of the Company, and on each anniversary of such date while shares of Common Stock remain available for the grant of Stock Options hereunder, each Non-Employee Director shall be automatically granted Stock Options to purchase 20,000 shares of Common Stock.

     6.3.  Non-Qualified Stock Options.  Stock Options granted under this
Article VI shall be Non-Qualified Stock Options.

     6.4. Terms of Options. Stock Options granted under this Article VI shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with terms of this Plan, as the Board shall deem desirable:

          (a) The exercise price per share of Common Stock subject to a Stock Option granted pursuant to Section 6.2 shall be equal to 100% of the Fair Market Value of Common Stock at the time of grant.

          (b) Stock Options granted under this Article VI shall be exercisable immediately upon grant.

          (c) A Non-Employee Director electing to exercise one or more Stock Options shall give written notice of exercise to the Company specifying the number of shares to be purchased. Common Stock purchased pursuant to the exercise of a Stock Option shall be paid for as provided in Section 5.3(d). No shares of Common Stock shall be issued until payment therefore, as provided herein, has been made or provided for.

          (d) Except as otherwise provided herein, if not previously exercised each Stock Option shall expire upon the tenth anniversary of the date of the grant thereof.

          (e) Stock Options granted to a Non-Employee Director under this
     Article VI shall be subject to Section 4.2.

     6.5. Termination of Directorship. The following rules apply with regard to Stock Options granted under this Article VI upon a Termination of
Directorship:

          (a) Except as otherwise provided herein, upon a Termination of Directorship on account of death or Disability, all then outstanding Stock Options shall remain exercisable by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Stock Options by his or her will or by operation of law, at any time within a period of one year from the date of such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Option.

          (b) Except as otherwise provided herein, upon a Termination of Directorship, on account of retirement, resignation, failure to stand for reelection or failure to be reelected or otherwise other than as set forth in (c) below, all then outstanding Stock Options shall remain exercisable by the Participant at any time within a period of one year from the date of such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Option.

          (c) Upon removal, failure to stand for reelection or failure to be renominated for any reason that would constitute grounds for removal of a director for cause under Delaware law, or if the Company obtains or discovers information after Termination of Directorship that such Participant had engaged in conduct that would have justified removal for cause during his or her directorship, all outstanding Stock Options of such Participant shall immediately terminate and shall be null and void.


                                 ARTICLE VII.

                    NON-TRANSFERABILITY AND TERMINATION OF
                       EMPLOYMENT/CONSULTANCY PROVISIONS

     7.1. Except as otherwise provided in this Section 7.1, no Stock Option shall be Transferred by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. Any attempt to Transfer any Stock Option shall be void, and no such Stock Option shall in any manner be used for the payment of, subject to, or otherwise encumbered by or hypothecated for the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Stock Option, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a Non-Qualified Stock Option granted pursuant to Article V or Article VI that is otherwise not transferable pursuant to this Article VII is transferable in whole or part and in such circumstances, and under such conditions, as specified by the Committee.

     7.2. Termination of Employment or Termination of Consultancy. The following rules apply with regard to Stock Options upon the Termination of Employment or Termination of Consultancy of a Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant (or his estate in the event of death) are reduced, thereafter:

          (a) If a Participant's Termination of Employment or Termination of Consultancy is by reason of his death, any Stock Option held by such Participant may be exercised, to the extent exercisable at the Participant's Termination of Employment or Termination of Consultancy, by the Participant's estate or by the person given authority to exercise such Stock Options by his or her will or by operation of law, at any time within a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

          (b) If a Participant's Termination of Employment or Termination of Consultancy is by reason of his Disability or retirement, any Stock Option held by such Participant may be exercised, to the extent exercisable at the Participant's Termination of Employment or Termination of Consultancy, by the Participant, at any time within a period of one year from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated term of such Stock Option; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option held by such Participant shall thereafter be exercisable by the Participant's estate or by the person given authority to exercise such Stock Options by his or her will or by operation of law, to the extent to which it was exercisable at the time of death, for a period of one year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

          (c) If a Participant's Termination of Employment or Termination of Consultancy is by the Company without cause, any Stock Option held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of 90 days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

          (d) If a Participant's Termination of Employment or Termination of Consultancy is a voluntary termination by the Participant and occurs prior to, or more than 90 days after, the occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy for cause (without regard to any notice or cure period requirements), any Stock Option held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of 30 days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

          (e) If a Participant's Termination of Employment or Termination of Consultancy is: (i) for cause, or (ii) a voluntary termination (as provided in subsection (d) above) within

     90 days after an event which would be grounds for a Termination of Employment or Termination of Consultancy for cause, any Stock Option held by such Participant shall thereupon terminate and expire as of the date of termination.


                                 ARTICLE VIII.

                       TERMINATION OR AMENDMENT OF PLAN

     8.1. Termination or Amendment. Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in this Article VIII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Stock Options granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant; and provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or with respect to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would: (a) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (b) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b); (c) change the classification of employees and Consultants eligible to receive Awards under this Plan; (d) decrease the minimum exercise price of any Stock Option; (e) extend the maximum option term under Section 5.3(b); or (f) reprice any outstanding Stock Option.

     The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any Participant without the Participant's consent.


                                  ARTICLE IX.

                                 UNFUNDED PLAN

     9.1. Unfunded Status of Plan. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                   ARTICLE X.

                              GENERAL PROVISIONS

     10.1. Legend. All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee or the Board, as applicable, may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee or the Board, as applicable, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     10.2. Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     10.3. No Right to Employment/Consultancy/Directorship. Neither this Plan nor the grant of any Stock Options hereunder shall give any Participant or other employee or Consultant any right with respect to continuance of employment or consultancy by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or consultant retained to terminate his employment or consultancy, as applicable, at any time. Neither this Plan nor the grant of any Stock Options or shares of Common Stock hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.

     10.4. Withholding of Taxes. The Company shall deduct from any payment to be made to a Participant, or shall otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of any Federal, state or local taxes required by law to be withheld; and such withholding is hereby approved by the Committee.

     10.5. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

     10.6. Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. To the extent applicable, this Plan shall be limited, construed and interpreted in a manner so as to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3; provided, however, that noncompliance with Section 162(m) of the Code and Rule 16b-3 shall have no impact on the effectiveness of a Stock Option under this Plan.

     10.7. Other Benefits. No Stock Option under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries or affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

     10.8. Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing shares of Common Stock pursuant to this Plan or any Stock Options granted hereunder.

     10.9. No Right to Same Benefits. The provisions of Stock Options need not be the same with respect to each Participant, and such Stock Options to individual Participants need not be the same in subsequent years.

     10.10. Death/Disability. The Committee or the Board, as applicable, may in its discretion require the transferee of a Participant's Stock Option to supply the Company with written notice of the Participant's death or Disability and to supply the Company with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee or the Board, as applicable, deems necessary to establish the validity of the Transfer of a Stock Option. The Committee or the Board, as applicable, may also require that the transferee agree in writing to be bound by all of the terms and conditions of this Plan.

     10.11. Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

     10.12. Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.


                                  ARTICLE XI.

                            EFFECTIVE DATE OF PLAN

     The 1996 Stock Option Plan became effective as of January 1, 1996. The Plan, as amended and restated, shall become effective as of May 14, 1998 (the "Effective Date"), subject to and conditioned upon the approval of this Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware and any applicable exchange requirements.

                                  ARTICLE XII.

                                 TERM OF PLAN

     No Stock Option shall be granted pursuant to this Plan on or after the tenth anniversary of the Effective Date, but Stock Options granted prior to such tenth anniversary may extend beyond that date.


                                 ARTICLE XIII.

                                 NAME OF PLAN

     This Plan shall be known as the AMERICAN DISPOSAL SERVICES, INC. AMENDED AND RESTATED 1996 Stock Option Plan.

PROXY                   AMERICAN DISPOSAL SERVICES, INC.
                              745 MCCLINTOCK DRIVE
                           BURR RIDGE, ILLINOIS 60521

 SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO
                            BE HELD ON JUNE 23, 1998

  The undersigned hereby appoints RICHARD DE YOUNG, STEPHEN P. LAVEY and ANN L. STRAW, or any of them, with the power of substitution, as proxies and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of American Disposal Services, Inc. (the "Corporation") held of record by the undersigned at the close of business on May 21, 1998 at the Annual Meeting of Stockholders to be held on June 23, 1998.

1. ELECTION OF DIRECTORS:
  [_] FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW):
               G. T. Blankenship Richard De Young Robert S. Hillas
               Stephen P. Lavey Douglas A. Pertz Stephen W. Rubin
  [_] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE.
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

2. PROPOSAL TO AMEND THE STOCK OPTION PLAN:
                          [_] FOR[_] AGAINST[_] ABSTAIN

3. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT
   AUDITORS
                          [_] FOR[_] AGAINST[_] ABSTAIN

                   (Continued and to be SIGNED on other side)
4. In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the meeting and any adjournments thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.

                                           Dated: ______________________ , 1998
                                           ------------------------------------
                                                        Signature
                                           ------------------------------------
                                                Signature, if held jointly

                                           PLEASE SIGN EXACTLY AS YOUR NAME
                                           APPEARS ON THIS PROXY. IF SHARES
                                           ARE REGISTERED IN MORE THAN ONE
                                           NAME, THE SIGNATURES OF ALL SUCH
                                           PERSONS ARE REQUIRED. A CORPORATION
                                           SHOULD SIGN IN ITS FULL CORPORATE
                                           NAME BY A DULY AUTHORIZED OFFICER,
                                           STATING SUCH OFFICER'S TITLE.
                                           TRUSTEES, GUARDIANS, EXECUTORS AND
                                           ADMINISTRATORS SHOULD SIGN IN THEIR
                                           OFFICIAL CAPACITY GIVING THEIR FULL
                                           TITLE AS SUCH. A PARTNERSHIP SHOULD
                                           SIGN IN THE PARTNERSHIP NAME BY AN
                                           AUTHORIZED PERSON, STATING SUCH
                                           PERSON'S TITLE AND RELATIONSHIP TO
                                           THE PARTNERSHIP.

 PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED
                                   ENVELOPE.